INDIANA ENERGY, INC.


                         December 7, 1999


                        IMPORTANT REMINDER
_________________________________________________________________


Dear Shareholder:

     You have previously received proxy material in connection with the upcoming Special Meeting of Shareholders of Indiana Energy, Inc. According to our latest records, your proxy for this meeting has not been received. Regardless of the number of shares you may own, it is important that they be represented at this meeting. REMEMBER, YOUR BROKER CANNOT VOTE YOUR SHARES UNLESS HE/SHE RECEIVES YOUR SPECIFIC INSTRUCTIONS.

     The meeting will be held on Friday, December 17, 1999. We urge you to sign, date and mail the enclosed proxy in the provided envelope as soon as possible. For your convenience you may also vote by telephone or through the internet. Located in the lower left hand corner of the enclosed voting form is a toll-free number and the internet address that can be used to vote your shares. We appreciate your time and effort. Please vote today.

                                        Sincerely,

                                        /s/ L.A. Ferger
                                        L.A. Ferger
                                        Chairman

             IF YOU HAVE RECENTLY MAILED YOUR PROXY,
       PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.